Contracted concessional assets	9 Months Ended
Sep. 30, 2020
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6. - Contracted concessional assets

The detail of contracted concessional assets included in the heading ‘Contracted concessional assets’ as of September 30, 2020 and December 31, 2019 is as follows:

	Balance as of September 30, 2020	Balance as of December 31, 2019
	($ in thousands)
Contracted concessional assets cost	10,576,508	10,384,597
Amortization and impairment	(2,495,863)	(2,223,468)
Total	8,080,645	8,161,129

Contracted concessional assets include fixed assets related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IFRS 16, and PS10, PS20, Seville PV, Mini-Hydro, Chile TL3 and Chile PV I, which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible or financial assets. As of September 30, 2020, contracted concessional financial assets amount to $863.8 million ($819.1 million as of December 31, 2019).

The increase in the contracted concessional assets cost is due to business combination of Tenes and Chile PV I for a total amount of $162 million (Note 5) and to the higher value of the Euro denominated assets since the exchange rate of the Euro significantly increased against the U.S. dollar since December 31, 2019, partially offset by a lower value of Kaxu asset since the exchange rate of the South African rand significantly decreased against the U.S. dollar since December 31, 2019.

Solana storage system partial write-off

The availability in the storage system of Solana has been lower than expected during the nine-month period ended September 30, 2020 due to certain leaks identified in the storage system in the first quarter. The Company has a preliminary plan to replace some elements of the storage system, which have been written off in these consolidated condensed interim financial statements through profit and loss in the line “Depreciation, amortization, and impairment charges” for an estimated net book value of approximately $48 million. The exact scope and timing of the improvements and repairs are currently under review and still need to be finalized.

Solana triggering event of impairment

The Company identified during the third quarter of 2020 a triggering event of impairment for Solana as a result of the underperformance of the plant in terms of production. The Company therefore performed an impairment test as of September 30, 2020, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 10%. To determine the value in use of the asset, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 3.8% and 4.3%.

An adverse change in the key assumptions which are individually used for the valuation would not lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life (PPA) of the project nor in case of an increase of 50 basis points in the discount rate.

Change in the useful life of the solar plants in Spain

Further to the recent developments in the Energy and Climate Policy Framework adopted by Spain in 2020, the Company concluded that the expected deep transformation of the electricity sector in Spain would probably significantly reduce the market price at which the electricity is sold in the mid- to long-term. In particular, the Company believes this may impact the price captured by the Company’s solar plants in Spain after the end of the regulation in place (2035 to 2038 onwards). As a result, the price captured by the plants after 2035 to 2038 (the end of the 25 years regulatory period) would likely not be sufficient to cover operating costs. In this case, the plants would stop operating and be dismantled at that point in time.

The Company believes that it is possible that long-term price evolution and technology changes could result in scenarios where the plants may continue to operate after the end of the regulatory period. Nevertheless, given the information currently available, the Company decided to reduce the useful life of the CSP plants in Spain from 35 years to 25 years after COD. This change of estimate of the useful life, effective September 1st, 2020, is accounted for as a change in accounting estimate in accordance with IAS 8, Accounting Policies, Changes in Accounting Estimates and Errors.

The main impacts recorded in these consolidated condensed interim financial statements are:

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an increased amortization charge from September 1st, 2020, considering the reduction in the residual useful life of the plants. The impact is approximately $5 million as of September 30, 2020, recorded within the line “Depreciation, amortization and impairment charges” in the profit and loss statement.

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an increase in the discounted value of the dismantling provision, as the dismantling of the plants would occur earlier. The provision increased by approximately $12 million as of September 30, 2020 (Note 16).

In addition, reducing the useful life of the solar plants in Spain is a triggering event of impairment, given that the recoverable amount of the asset is negatively impacted if the plants stop operating in year 25 after COD.

The Company therefore performed an impairment test as of September 30, 2020, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the assets by 6%. To determine the value in use of the assets, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of these projects, resulting in the use of a range of discount rates between 3.3% and 3.8%.

An adverse change in the key assumptions which are individually used for the valuation would not lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life of the projects nor in case of an increase of 50 basis points in the discount rate.

Palmatir and Cadonal impairment reversals

As part of the triggering event analysis performed for Palmatir and Cadonal assets during the third quarter of 2020, the Company identified factors, such as a reduced discount rate, increasing their recoverable amount (value in use). The Company therefore performed an impairment test as of September 30, 2020, which resulted in the reversal of impairments previously recorded during the year 2016 for an amount of $15.6 million and $3.1 million in Cadonal and Palmatir, respectively, recorded within the line “Depreciation, amortization and impairment charges” of the profit and loss statement.

Other matters

Abengoa maintains a number of obligations under O&M and other contracts, as well as indemnities covering certain potential risks. Additionally, Abengoa represented in the past that Atlantica would not be a guarantor of any obligation of Abengoa with respect to third parties and agreed to indemnify the Company for any penalty claimed by third parties resulting from any breach in such representations. The Company has contingent assets, which have not been recognized as of September 30, 2020, related to the obligations of Abengoa referred above, which results and amounts will depend on the occurrence of uncertain future events.

No losses from impairment of contracted concessional assets, excluding any change in the provision for expected credit losses under IFRS 9, Financial instruments, were recorded during the nine-month periods ended September 30, 2020 and 2019. The impairment provision based on the expected credit losses on contracted concessional financial assets increased by $29 million in the nine-month period ended September 30, 2020 (reversal of $3 million in the nine-month period ended September 30, 2019), primarily in ACT.